______________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


      Date of Report (Date of earliest event reported):  June 27, 1996



                            SYRATECH CORPORATION
            (Exact name of registrant as specified in its charter)



          Delaware                     1-12624                13-3354944
(State or other jurisdiction    (Commission File Number)     (IRS Employer
    of incorporation)                                    Identification Number)



                            175 McClellan Highway
                         East Boston, MA 02128-9114
                   (Address of principal executive office)



    Registrant's telephone number, including area code:  (617) 561-2200



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ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS.  On June 27, 1996,
Registrant's indirect wholly-owned subsidiary, Farberware Inc. ("Farberware") entered into a License Agreement with Meyer Marketing Co. Ltd. ("Meyer") pursuant to which Farberware granted to Meyer for a cash payment of $25.5 million (i) the exclusive right and license to use and exploit the
Farberware  name  and  related trademarks throughout  the  world  in connection with the sourcing, manufacture and/or distribution of (a) Non-electrical Cookware and Bakeware Products for home (as distinguished from commercial, industrial and/or institutional) use and (b) commercial, industrial and/or institutional size pots, pans and roasters, (ii) the exclusive right and license to use and exploit specific intellectual property rights consisting of certain patents and trademarks specific to the Cookware and Bakeware Products business of Farberware and (iii) non-exclusive rights to use and exploit certain other intellectual property rights belonging to Farberware. Simultaneously, Farberware assigned to Meyer all of its right, title and interest in and to a License and Distribution Agreement, dated September
29, 1995 (the "September 1995 License"), between Farberware's predecessor (now known as Bruckner Manufacturing Corp.) and Meyer relating to aluminum non-stick cookware. The License Agreement and the assignment of the September 1995 License were effected pursuant to an Agreement, dated May 3, 1996, by and among Registrant, Farberware and Meyer. Meyer's obligations under that agreement were guaranteed by its affiliate Meyer Corporation.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

          ***
          (c)     Exhibits

          (1) License Agreement, dated as of June 27, 1996, by and between Farberware Inc. and Meyer Marketing Co. Ltd.

          (2) Assignment of License and Distribution Agreement, dated June 27, 1996, executed by Farberware Inc. and Meyer Marketing Company Ltd.

          (3) Agreement, dated as of May 3, 1996, by and among Syratech Corporation, Farberware Inc. and Meyer Marketing Co. Ltd.

          (4) Unconditional Guaranty, dated May 3, 1996, executed by Meyer Corporation.



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                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date:   July 11, 1996               SYRATECH CORPORATION



                              By /s/ E. Merle Randolph
                                 _________________________________
                                  E. Merle Randolph
                                  Vice President, Treasurer
                                  and Chief Financial Officer




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                                                                              4
                                EXHIBIT INDEX


                             SYRATECH CORPORATION



                          Current Report on Form 8-K
                             Dated June 27, 1996


Exhibit No.                     Description                            Page


     (1) License Agreement, dated as of June 27, 1996, by and between Farberware Inc. and Meyer
          Marketing Co. Ltd.

     (2) Assignment of License and Distribution Agreement, dated June 27, 1996, executed by Farberware Inc.
          and Meyer Marketing Company Ltd.

     (3) Agreement, dated as of May 3, 1996, by and among Syratech Corporation, Farberware Inc. and Meyer
          Marketing Co. Ltd.

     (4) Unconditional Guaranty, dated May 3, 1996, executed by Meyer Corporation.